united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-22549

Northern Lights Fund Trust II

(Exact name of registrant as specified in charter)

225 Pictoria Drive, Suite 450, Cincinnati, OH 45246

(Address of principal executive offices) (Zip code)

Richard Malinowski, Gemini Fund Services, LLC

80 Arkay Drive, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2734

Date of fiscal year end: 5/31

Date of reporting period: 5/31/20

Item 1. Reports to Stockholders.

Essential 40 Stock Fund

Class I Shares (Symbol: ESSIX)

ANNUAL REPORT

May 31, 2020

1-844-767-3863

Distributed by Northern Lights Distributors, LLC
Member FINRA

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website www.kkmfinancial.com and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically or to continue receiving paper copies of shareholder reports, which are available free of charge, by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by following the instructions included with paper Fund documents that have been mailed to you.

Dear Essential 40 Stock Fund Shareholder:

First and foremost, I hope this letter finds you healthy and safe as we move through this very trying time. With that in mind, please find the included annual report for The Essential 40 Stock Fund (“ESSIX”, “Fund”). This report covers the period beginning June 1, 2019 and ending May 31, 2020.

As we transition into the second half of 2020, there are no shortage of uncertainties for which the markets will have to manage. The ongoing challenges raised by the COVID-19i (“virus”) crisis will continue to take centerstage as the impact to humanity in addition to the economic structure evolves. Other headwinds exist as well when analyzing the global trade situation and the forthcoming Presidential election.

If there has been a consistent theme through all of this, I believe one would have to point to our Federal Reserve and central bank activity around the globe. Swiftly, markets witnessed large scale fiscal and monetary measures that have been initiated with the goal to reduce the dramatic impact of the COVID-19 virus on the global economy. The FED has been very quick to intervene ever since 2008 when they feel there is a need to do so. This points back to previous observations which I have indicated that the “FED Put”ii appears to be again, very much in place.

During the period, the Fund was reset back to equal weight on Monday, January 13, 2020. This is in accordance with the methodology for the Fund. At the end of January, the Fund returned -0.52% for the month versus the S&P 500TRiii return of -0.04%. As we moved into February, the equity markets initially moved higher culminating in a new all-time high for the S&P 500 on Feb. 19th. There was some positive news regarding the management of the virus out of China and the FED indicated they were monitoring the potential impact. Technology and consumer discretionary stocks were helping to lead the market higher. This all changed in the middle of February, as the virus began to show up all around the globe and it became a storyline of “Virus vs. Valuation”. The equity markets were rocked by the speed at which the virus was spreading.

As the stock market entered March, it was evident that the impact of the virus was going to be quite substantial. With the equity markets wobbling, the final uppercut came in the fashion of the OPEC+ potential production cuts dissolving over the first weekend in March. This sudden drop in oil prices in turn sent the equity markets on a downward spiral which bottomed out on March 23rd. The S&P 500 endured its fastest 30% drop* in stock market history for the timeframe between Feb. 19th to March 23rd. (*Source: Bank of America Securities)

On March 23rd, Fed Chairman Jerome Powell stated that the Federal Reserve would be supporting markets in an unlimited manner and in perpetuity. This statement in conjunction with Congress, the U.S. Treasury, and committed central bankers globally caused equity markets around the world to start a historic rally that lasted through the end of May. However, the historic rally higher did not float all boats equally. The dislocated rally was primarily a function of investors’ reaction or perception to what the “new economy” may look like. The tech sector led by the likes of Amazon (AMZN), Apple (AAPL), Microsoft (MSFT), and Netflix (NFLX), experienced significant outperformance during this period. Other sectors such as financial, industrials, and energy recovered, but not to the degree of the technology sector. The Nasdaq Composite exhibited a much better return profile relative to the S&P 500 and the Dow Jones Industrial

Average. For the period between March 31, 2020 and May 31, 2020 the Nasdaq 100 Compositeiv returned 23.24%, the S&P 500TR returned 18.22%, the Dow Jones Industrial Averagev returned 15.81%, and ESSIX returned 15.18%.

The fiscal year (June 1, 2019 to May 31, 2020) return for the Fund was 2.76%. For comparison, the S&P 500TR Index was up 12.84%, while The Essential 40 Stock Index Total Returnvi was up 3.35%.

Due to the continued dominance of the Tech Sector and the market cap weighting characteristics of the S&P 500, the equal weighted nature of the Fund led to some underperformance during this stretch. KKM believes the balance that an investor receives with an equal weighted approach is essential. In addition, an equal weighted strategy may potentially realize outperformance on a longer timeline. Diversified equity exposure should be important to a risk/reward profile as we anticipate the economy to recover from this pandemic.

During these challenging times we appreciate your continued support of The Essential 40 Stock Fund. We intend to stay disciplined and look forward to providing you with an opportunity to help you achieve your long-term financial goals.

Sincerely,

Jeff Kilburg
CEO

5959-NLD-7/15/2020

Essential 40 Stock Fund Goal

The Essential 40 Stock Fund seeks to provide investors a broadly diversified portfolio of U.S. stocks that are believed to be essential and vital to the U.S. economy. This distinct basket of forty stocks is believed to represent the companies that are believed to be essential to the American way of life.

As we believe today’s popular stock market indices do not accurately represent the companies that are essential to the American way of life, the Essential 40 Stock Fund seeks to offer investors a contemporary as well as diversified representation of the U.S. economy. The Essential 40 seeks to provide a refined approach to modern day investing. The Essential 40 Stock Fund seeks to track The Essential 40 Stock Indexvii.

The Methodology

The Essential 40 Stock Fund seeks to represent what we believe to be essential to the economy and the American way of life today. The portfolio security selection process begins with an initial universe of securities with a market capitalization of at least $1 billion. In addition, the rules-based methodology utilizes a qualitative and quantitative approach based upon with companies we believe to be irreplaceable and we also believe to be too essential to fail in the U.S. economy. The final portfolio is equal weighted, and typically rebalanced annually on the second calendar Monday of January.

The simplistic approach of the Essential 40 Stock Fund is what makes ESSIX distinct. Furthermore, the simplicity seeks to allow investors to easily understand what securities they are holding and why they are holding them. We believe this knowledge and the recognition of the vital importance of the companies in the portfolio differentiates this basket of stocks from other portfolios.

Performance Overview

The one-year return (June 1, 2019 to May 31, 2020) for the Fund was 2.76%. For comparison, the S&P 500TR Index was up 12.84%, while The Essential 40 Stock Index Total Return was up 3.35%.

Annual Economic and Fund Overview

Building on the analysis highlighted in the Fund’s Semi-Annual Report, which touched on the uneven but steady growth patterns of global economic activity. Entering 2020, it appeared that global economic activity was going to be able to maintain the slow but steady upward trajectory patterns that developed late 2019. However, during this time period there was one storyline that was slowly gaining significant traction. A newfound virus was beginning to spread through China at an alarming rate with indications that it could soon become an issue for other parts of the globe. As this storyline evolved into February, the markets were still unclear as to the potential impact this situation would have on the global economy. As cases around the world continued to increase exponentially it became clear by the middle of February, that this unfolding pandemic was going to have severe repercussions on global economic activity, not to mention human life. This ultimately led to significant volatilityviii and selling pressure in global financial markets.

Entering March, the selling pressure abated for a few days but was renewed in force on March 9th after it was announced that OPEC+ (OPEC plus Russia) had disbanded over the weekend as a production agreement could not be reached. This was an uppercut that the market could not withstand which culminated in the equity markets experiencing one of the worst periods on record. At the worst levels in March, most major averages were down over 30% for the year.

The Fund experienced similar price action during this time period due to the impact of COVID-19. The energy sector was greatly impacted by the virus coupled with OPEC+ disbanding. Fund holdings such as Exxon Mobile Corp. (XOM), Enterprise Products Partners L.P. (EPD), and Nutrien Ltd. (NTR) experienced outsized selling pressure due to the uncertainties surrounding crude prices and global demand. In this instance due to the equal weight nature of the Fund, sector exposure to energy, along with industrials, and the banks relative to the S&P 500 contributed to some of the underperformance during the initial impact of COVID-19.

It was during this time period that the FED took aggressive action and lowered the target range for the federal funds rate to 0.00-0.25%. Also, the Federal Government initiated an unprecedented stimulus package with the intent to support U.S. citizens and businesses as they dealt with the economy grinding to a halt.

These measures and several more monetary and fiscal initiatives taken by other governments and central banks around the globe appeared to create enough of a cushion for global markets to rebound even as economic activity was stuck in first gear.

After recovering from the March lows, the equity markets experienced one of the largest moves higher in a two-month period in the history of the stock market. For the period between March 31, 2020 and May 31, 2020, the Nasdaq 100 Composite returned 23.24%, the S&P 500TR returned 18.22%, the Dow Jones Industrial Average returned 15.81%, and ESSIX returned 15.18%.

As mentioned in the shareholder letter, the Fund initiated the annual rebalance on the second calendar Monday of January. The rebalance in January reset all the Fund’s holdings back to an equal weight structure maintaining the discipline of the Fund. Identifying the evolution of the U.S. economic structure the Fund rotated out of some of its industrial exposure by selling U.S. Steel (X). Performance, in addition to general economic and political trends led to this decision. The methodology identified MAS (Masco) as a suitable replacement.

The prevailing dynamics over the past year have created a substantial dispersion between certain sectors with the market construct. The mega-cap technology firms continue to benefit from various trends in the economy. The likes of Amazon (AMZN), Apple (AAPL), Microsoft (MSFT), Facebook (FB), Netflix (NFLX), and Alphabet (GOOG/GOOGL) continue to gain market share and market capitalization. Due to the construction of the S&P 500 index these names are now make up a disproportionate share of the indexes total value. According the Yardeni Research these 6 stocks account for close to 25% of the total valuation of the S&P 500. These 6 stocks have also accounted for the majority of the gains in the S&P 500 and the Nasdaq Composite this year.

The markets have experienced this type of dispersion before. For example, the Nasdaq composite index became very top heavy in the late 1990’s, which ultimately resulted in a large scale mean reversionix cycle which took place in the early 2000’s.

The Fund holds all those names (AMZN, AAPL, FB, GOOGL, and MSFT) except NFLX. However, due to the equal-weight structure of the Fund those names have not had the impact to the performance of the Fund as they have had to the S&P 500 and the Nasdaq Composite. This appears to be one of these cycles for which this type of dispersion has impacted the Fund’s performance relative to the other indexes mentioned.

The basis of the methodology of the Fund is to reduce these types of over-weight characteristics and in turn reduce some of the volatility that can be associated with wide dispersions being pulled back to the mean. Our research has indicated that over the long-term an equal weighted strategy tends to exhibit less volatility and the opportunity for potential outperformance relative to a market capitalization index.

Looking at the second half of 2020, it would appear that equity price action will be based on market valuations versus the virus’ impact to global economic activity. The COVID-19 virus has created a very challenging environment for both society and global markets. There are a number of uncertainties which are to some degree outside the control of general economic principles. We expect the FED, central banks, and government bodies to maintain a “do whatever it takes” stance in combating the impact of the virus. One key element will be the development of a potential vaccine which could allow at some point global economic activity to come back sooner rather than later. As global economic activity slowly picks up, we do believe that there will be some form of mean reversion which will lead to a resetting of expectations for various sectors in the market. It could come in several forms, but one that makes the most sense would be the sectors which have been heavily discounted (i.e. Industrials, Transportation, Energy) will rise to the mean as other sectors track or fall back towards the mean. Should this prove to be the case, we believe the Fund well positioned to benefit from this dynamic.

Definitions:

[i]	COVID-19 - is an illness caused by a virus that can spread from person to person. The virus is a new coronavirus that has spread throughout the world.

ii	Fed Put - is the general idea that the Federal Reserve is willing and able to adjust monetary policy in a way that is bullish for the stock market.

iii	S&P 500 Total Return Index (S&P 500TR) - The S&P 500 Total Return Index, or the Standard & Poor’s 500 Total Return Index, is an American stock market index based on the market capitalizations of 500 large companies having common stock listed on the NYSE or NASDAQ, which also assumes that any cash distributions (i.e. dividends) are reinvested back into the index.

iv	NASDAQ Composite Index (COMP) - is a stock market index of the common stocks and similar securities (e.g. ADRs, tracking stocks, limited partnership interests) listed on the NASDAQ stock market.

[v]	Dow Jones Industrial Average (DJIA) - is a price-weighted average of 30 large, publicly owned companies traded on the New York Stock Exchange (NYSE) and the Nasdaq.

vi	The Essential 40 Stock Index Total Return - Total Return, is a gross total return index of FSH Trading, LLC (“FSH”). The index is calculated and distributed by Solactive AG. The Essential 40 Stock Index™ Total Return, is an index of companies providing goods and services that are deemed essential to the American economy and way of life. You cannot invest directly in an index and unmanaged index returns do not reflect any fees, expenses or sales charges.

vii	The Essential 40 Stock Index - The Index is an Index created by FSH Trading, LLC (“FSH”) and is calculated an distributed by Solactive AG. The Index is an index of companies providing goods and services that are, in the view of FSH, essential to the American economy and way of life. The Index has 40 components that are selected by a committee within FSH, using a qualitative approach to determine which companies, in the view of the committee, are irreplaceable and too essential to fail.

viii	Volatility - Volatility is a statistical measure of the dispersion of returns for a given security or market index. Volatility can either be measured by using the standard deviation or variance between returns from that same security or market index. Commonly, the higher the volatility, the riskier the security.

ix	Mean Reversion - is the assumption that a stock’s price will tend to move to the average price over time.

The commentary represents the opinion of ADVISOR as of 5/31/2020 and is subject to change based on market and other conditions. These opinions are not intended to be a forecast of future events, a guarantee of future results or investment advice. Any statistics contained here have been obtained from sources believed to be reliable, but the accuracy of this information cannot be guaranteed. The views expressed herein may change at any time subsequent to the date of issue hereof. The information provided is not to be construed as a recommendation or an offer to buy or sell or the solicitation of an offer to buy or sell any fund or security.

Investors are not able to invest directly in the indices referenced and unmanaged index returns do not reflect any fees, expenses or sales charges. The referenced indices are shown for general market comparisons.

5960-NLD-7/15/2020

Essential 40 Stock Fund
Portfolio Review (Unaudited)
May 31, 2020

The Fund’s performance figures* for the periods ended May 31, 2020, compared to its benchmark:

PERFORMANCE OF A $10,000 INVESTMENT

			Annualized
	One Year	Three Years	Five Years	Since Inception**
Class I	2.76%	4.08%	2.31%	1.36%
S&P 500 Index ^	12.84%	10.23%	9.86%	10.03%
The Essential 40 Stock Index™ Total Return ǂ	3.35%	6.23%	10.19%	11.15%

*	The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gain distributions. Total returns would have been lower had the Advisor not waived its fees. Current performance may be lower or higher than the performance data quoted above. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The Fund’s total annual operating expenses are 1.58% for Class I shares per the October 1, 2019 prospectus. For performance information current to the most recent month-end, please call toll-free 1-844-767-3863.

**	Inception date is June 6, 2014. Start of performance is June 11, 2014.

^	S&P 500 Index is an unmanaged composite of 500 large capitalization companies. This index is widely used by professional investors as a performance benchmark for large-cap stocks. You cannot invest directly in an index and unmanaged index returns do not reflect any fees, expenses or sales charges.

ǂ	The Essential 40 Stock Index™ Total Return, is a gross total return index of FSH Trading, LLC. The index is calculated and distributed by Solactive AG. The Essential 40 Stock Index™ Total Return, is an index of companies providing goods and services that are deemed essential to the American economy and way of life. You cannot invest directly in an index and unmanaged index returns do not reflect any fees, expenses or sales charges. On December 4, 2017, the Fund changed its principal investment strategy. Performance prior to December 4, 2017 reflects the performance of the Fund under its previous investment strategy. Effective that date it changed its secondary benchmark to the Essential 40 Stock Index™ Total Return rather than the CBOE VIX Tail Hedge Index to correspond with the Fund’s revised principal investment strategy.

Essential 40 Stock Fund
Portfolio Review (Unaudited) (Continued)

PORTFOLIO COMPOSITION+ (Unaudited)

Common Stock	99.4%
Short-Term Investment	0.5%
Other Assets Less Liabilities	0.1%
100.0%

+    Based on Total Net Assets as of May 31, 2020.

Please refer to the Portfolio of Investments in this annual report for a detailed listing of the Fund’s holdings.

Essential 40 Stock Fund
PORTFOLIO OF INVESTMENTS
May 31, 2020

Shares		Fair Value
	COMMON STOCK - 99.4%
	AEROSPACE/DEFENSE - 3.9%
3,046	Boeing Co.	$444,259
2,400	Lockheed Martin Corp.	932,256
		1,376,515
	AGRICULTURE - 2.5%
22,643	Archer-Daniels-Midland Co.	890,096

	AIRLINES - 1.1%
36,721	American Airlines Group, Inc.	385,571

	AUTO MANUFACTURERS - 2.1%
28,753	General Motors Co.	744,128

	BANKS - 2.0%
7,331	JPMorgan Chase & Co.	713,380

	BUILDING MATERIALS - 2.8%
21,059	Masco Corp.	982,402

	CHEMICALS - 4.1%
19,213	Dow, Inc.	741,622
20,963	Nutrien Ltd.	712,742
		1,454,364
	COMMERCIAL SERVICES - 2.4%
5,835	Automatic Data Processing, Inc.	854,769

	COMPUTERS - 2.9%
3,173	Apple, Inc.	1,008,824

	DIVERSIFIED FINANCIAL SERVICES - 5.4%
4,927	CME Group, Inc.	899,670
5,149	Visa, Inc.	1,005,291
		1,904,961
	ELECTRIC - 2.7%
11,024	Duke Energy Corp.	943,985

	ENVIRONMENTAL CONTROL - 2.6%
8,548	Waste Management, Inc.	912,499

	FOOD - 1.9%
12,014	Sysco Corp.	662,692

	FOREST PRODUCTS & PAPER - 2.2%
22,632	International Paper Co.	770,620

	HEALTHCARE-SERVICES - 3.0%
3,519	UnitedHealth Group, Inc.	1,072,767

	INSURANCE - 4.6%
4,403	Berkshire Hathaway, Inc. *	817,109
6,665	Chubb Ltd.	812,730
		1,629,839
	INTERNET - 12.2%
698	Alphabet, Inc. *	1,000,597
532	Amazon.com, Inc. *	1,299,341
4,532	Facebook, Inc. *	1,020,108
4,175	Palo Alto Networks, Inc. *	982,252
		4,302,298

The accompanying notes are an integral part of these financial statements.

Essential 40 Stock Fund
PORTFOLIO OF INVESTMENTS (Continued)
May 31, 2020

Shares		Fair Value
	COMMON STOCK (Continued) - 99.4%
	MACHINERY-DIVERSIFIED - 2.3%
12,374	Xylem, Inc.	$820,891

	MEDIA - 2.5%
21,960	Comcast Corp.	869,616

	MISCELLANEOUS MANUFACTURING - 4.0%
5,559	3M Co.	869,650
82,986	General Elecric Co.	545,218
		1,414,868
	OIL & GAS - 1.9%
14,410	Exxon Mobil Corp.	655,223

	PHARMACEUTICALS - 8.1%
15,205	Bristol-Meyers Squibb Co.	908,043
13,823	CVS Health Corp.	906,374
6,903	Johnson & Johnson	1,026,821
		2,841,238
	PIPELINES - 1.9%
34,766	Enterprise Products Partners LP	664,031

	RETAIL - 6.1%
3,354	Costco Wholesale Corp.	1,034,608
4,503	Home Depot, Inc.	1,118,905
		2,153,513
	SEMICONDUCTORS - 3.0%
16,878	Intel Corp.	1,062,132

	SOFTWARE - 3.2%
6,160	Microsoft Corp.	1,128,820

	TELECOMMUNICATIONS - 5.6%
20,967	Cisco Systems, Inc.	1,002,642
17,004	Verizon Communications, Inc.	975,690
		1,978,332
	TRANSPORTATION - 2.4%
6,315	FedEx Corp.	824,486

	TOTAL COMMON STOCK (Cost - $36,785,565)	35,022,860

	SHORT-TERM INVESTMENT - 0.5%
	MONEY MARKET FUND - 0.5%
185,035	Morgan Stanley Institutional Liquidity Funds - Government Portfolio -Advisory Share Class, 0.01% + (Cost - $185,035)	185,035

	TOTAL INVESTMENTS - 99.9% (Cost - $36,970,600)	$35,207,895
	OTHER ASSETS LESS LIABILITIES - 0.1%	45,725
	NET ASSETS - 100.0%	$35,253,620

*	Non-income producing security.

+	Money market fund; interest rate reflects seven-day effective yield on May 31, 2020.

The accompanying notes are an integral part of these financial statements.

Essential 40 Stock Fund
STATEMENT OF ASSETS AND LIABILITIES
May 31, 2020

Assets:
Investments in Securities at Fair Value (at cost $36,970,600)	$35,207,895
Cash Deposits with Broker	163
Dividends and Interest Receivable	95,489
Receivable for Fund Shares Sold	41,691
Due From Adviser	6,518
Prepaid Expenses and Other Assets	14,143
Total Assets	35,365,899

Liabilities:
Payable to Related Parties	17,883
Payable for Fund Shares Redeemed	65,016
Accrued Expenses and Other Liabilities	29,380
Total Liabilities	112,279

Net Assets	$35,253,620

Composition of Net Assets:
At May 31, 2020, Net Assets consisted of:
Paid-in-Capital	$39,289,616
Accumulated Losses	(4,035,996)
NET ASSETS	$35,253,620

Net Asset Value, Offering and Redemption Price Per Share
Class I Shares:
Net Assets	$35,253,620
Shares of beneficial interest outstanding (unlimited shares of no par beneficial interest authorized)	3,414,933
Net Asset Value (Net Assets ÷ Shares Outstanding), Offering and Redemption Price Per Share	$10.32

The accompanying notes are an integral part of these financial statements.

Essential 40 Stock Fund
STATEMENT OF OPERATIONS
For the Year Ended May 31, 2020

Investment Income:
Dividend Income (net of $3,545 foreign tax withholding)	$828,641
Interest Income	2,877
Total Investment Income	831,518

Expenses:
Investment Advisory Fees	178,235
Administration Fees	47,624
Third Party Administrative Servicing Fees	34,612
Trustees’ Fees	32,372
Registration and Filing Fees	29,986
Transfer Agent Fees	29,616
Fund Accounting Fees	29,517
Legal Fees	25,400
Chief Compliance Officer Fees	20,243
Audit and Tax Fees	17,002
Printing Expense	10,905
Custody Fees	7,605
Insurance Expense	3,000
Interest Expense	110
Miscellaneous Expenses	2,050
Total Expenses	468,277
Less: Fees Waived and Expenses Reimbursed by Adviser	(218,506)
Net Expenses	249,771
Net Investment Income	581,747

Net Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain on Investments	2,452
Net Change in Unrealized Depreciation on Investments	(382,294)
Net Realized and Unrealized (Loss) on Investments	(379,842)

Net Increase in Net Assets Resulting From Operations	$201,905

The accompanying notes are an integral part of these financial statements.

Essential 40 Stock Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the Year	For the Year
	Ended	Ended
	May 31, 2020	May 31, 2019

Operations:
Net Investment Income	$581,747	$489,944
Net Realized Gain (Loss) on Investments	2,452	(442,546)
Net Change in Unrealized Depreciation on Investments	(382,294)	(702,831)
Net Increase (Decrease) in Net Assets Resulting From Operations	201,905	(655,433)

Distributions to Shareholders From:
Class I Shares:
Total Distributions Paid	(499,386)	(401,396)
Net (Decrease) in Net Assets From Distributions to Shareholders	(499,386)	(401,396)

Beneficial Interest Transactions:
Class I Shares:
Proceeds from Shares Issued	21,091,497	3,150,992
Distributions Reinvested	456,249	362,662
Cost of Shares Redeemed	(14,337,148)	(11,019,455)
Total Class I Transactions	7,210,598	(7,505,801)

Net Increase (Decrease) in Net Assets Resulting From Beneficial Interest Transactions	7,210,598	(7,505,801)

Increase (Decrease) in Net Assets	6,913,117	(8,562,630)

Net Assets:
Beginning of Year	28,340,503	36,903,133
End of Year	$35,253,620	$28,340,503

Share Activity:
Class I Shares:
Shares Issued	1,930,532	297,636
Shares Reinvested	39,777	37,699
Shares Redeemed	(1,341,149)	(1,090,867)
Net increase (decrease) in shares of beneficial interest outstanding	629,160	(755,532)

The accompanying notes are an integral part of these financial statements.

Essential 40 Stock Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year Presented.

	Class I
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	May 31, 2020	May 31, 2019	May 31, 2018	May 31, 2017	May 31, 2016

Net Asset Value, Beginning of Year	$10.17	$10.42	$9.42	$9.20	$9.64

Activity From Investment Operations:
Net investment income (a)	0.18	0.17	0.16	0.07	0.13
Net realized and unrealized gain (loss) from investments, options and futures contracts	0.12 (h)	(0.29)	0.87 (h)	0.26	(0.51)
Total from investment operations	0.30	(0.12)	1.03	0.33	(0.38)

Distributions to shareholders from:
Net investment income	(0.15)	(0.13)	(0.03)	(0.11)	(0.04)
Net return of capital	—	—	—	—	(0.02)
Total distributions	(0.15)	(0.13)	(0.03)	(0.11)	(0.06)

Paid in capital from redemption fees	—	0.00 (d)	0.00 (d)	—	0.00 (d)

Net Asset Value, End of Year	$10.32	$10.17	$10.42	$9.42	$9.20

Total Return (b)	2.76%	(1.08)%	10.89%	3.57%	(3.99)%

Ratios/Supplemental Data
Net assets, end of year (in 000’s)	$35,254	$28,341	$36,903	$2,338	$9,491
Ratio of expenses to average net assets: (g)
before reimbursement (c)(e)	1.31%	1.58%	3.24%	4.56%	2.52%
net of reimbursement (e)	0.70%	0.70%	0.74%	1.07%	1.07%
Ratio of net investment income to average net assets (f)	1.63%	1.56%	1.45%	0.78%	1.38%
Portfolio turnover rate	39%	17%	63%	48%	157%

(a)	Per share amounts are calculated using the average shares method, which appropriately presents the per share data for the year.

(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any, and excludes sales charges. Had the Adviser not waived or reimbursed a portion of the Fund’s expenses, total returns would have been lower.

(c)	Represents the ratio of expenses to average net assets absent fee waivers by the Adviser.

(d)	Amount represents less than $0.005.

(e)	Does not include the expenses of other investment companies in which the Fund invests.

(f)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(g)	Ratio of expenses to average net assets (excluding interest expense):

before reimbursement (c)(e)	1.31%	1.58%	3.21%	4.54%	2.50%
net of reimbursement (e)	0.70%	0.70%	0.71%	1.05%	1.05%

(h)	The amount of net realized gain per share does not agree with the amount reported in the Statement of Operations due to the timing of shareholder transactions.

The accompanying notes are an integral part of these financial statements.

Essential 40 Stock Fund
NOTES TO FINANCIAL STATEMENTS
May 31, 2020

1.	ORGANIZATION

Essential 40 Stock Fund (the “Fund”) is a series of shares of beneficial interest of the Northern Lights Fund Trust II, (the “Trust”), a Delaware statutory trust organized on August 26, 2010. The Fund is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”), as a diversified (prior to October 1, 2017, the Fund was non-diversified.), open-end management investment company. The primary investment objective of the Fund is to seek risk-adjusted total return with less volatility than the broader U.S. equities market. The inception date of the Fund is June 6, 2014.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies.”

Security Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost.

The Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Trust’s Board of Trustees (the “Board”). The Board has delegated execution of these procedures to a fair value committee composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser. The committee may also enlist third party consultants such as a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board has also engaged a third party valuation firm to attend valuation meetings held by the Trust, review minutes of such meetings and report to the Board on a quarterly basis. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process – As noted above, the fair value committee is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the adviser, the prices or values available do not represent the fair value of the instrument. Factors which may cause the adviser to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private investments or non-traded securities are valued via inputs from the adviser based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the adviser is unable to obtain a current bid from such independent dealers or other independent parties, the fair value committee shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield

Essential 40 Stock Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
May 31, 2020

of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of May 31, 2020 for the Fund’s assets and liabilities measured at fair value on a recurring basis:

Assets	Level 1	Level 2	Level 3	Total
Common Stock*	$35,022,860	$—	$—	$35,022,860
Short-Term Investment	185,035	—	—	185,035
Total	$35,207,895	$—	$—	$35,207,895

The Fund did not hold any Level 3 securities during the year.

*	See the Portfolio of Investments for industry classification.

Security Transactions and Investment Income – Investment security transactions are accounted for on a trade date basis. Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Purchase discounts and premiums on securities are accreted and amortized over the life of the respective securities. The Fund’s income, expenses (other than the class specific distribution fees) and realized and unrealized gains and losses are allocated proportionally each day between the classes based upon the relative net assets of each class.

Federal Income Taxes – The Fund intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute all of its taxable income, if any, to shareholders. Accordingly, no provision for Federal income taxes is required in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities Management has analyzed the Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years May 31, 2017 – May 31, 2019, or expected to be taken in the Fund’s May 31, 2020 tax returns. The Fund identifies its major tax jurisdictions as U.S. Federal and Ohio State. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Essential 40 Stock Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
May 31, 2020

Dividends and Distributions to Shareholders – Dividends from net investment income and distributions from net realized capital gains, if any, are declared and paid annually. Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income and distributions from net realized gains are determined in accordance with Federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (e.g. deferred losses) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their Federal tax-basis treatment. Temporary differences do not require reclassification. Any such reclassifications will have no effect on net assets, results of operations, or net asset values per share of the Fund.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses which are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be remote.

3.	INVESTMENT TRANSACTIONS

The cost of security purchases and the proceeds from the sale of securities, other than short-term securities, for the year ended May 31, 2020, amounted to $21,002,726 and $13,745,696, respectively, for the Fund.

4.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

Advisory Fees – KKM Financial LLC serves as the Fund’s investment adviser (the “Adviser”). Pursuant to an Investment Advisory Agreement with the Fund, the Adviser, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Adviser, the Fund pays the Adviser an investment advisory fee, computed and accrued daily and paid monthly, at an annual rate of 0.50% of the Fund’s average daily net assets. For the year ended May 31, 2020, the Adviser earned advisory fees of $178,235 from the Fund.

The Adviser has contractually agreed to waive all or part of its advisory fees and/or make payments to limit Fund expenses (exclusive of any front-end or contingent deferred loads, taxes, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, expenses of investing in underlying funds, or extraordinary expenses such as litigation) at least until September 30, 2021, so that the total annual operating expenses of the Fund do not exceed 0.70% of the average daily net assets of the Class I shares. Advisory fee waivers or expense reimbursements are subject to possible recoupment from the Fund in future years on a rolling three years basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits. During the year ended May 31, 2020, the Adviser waived fees and reimbursed expenses of $218,506. As of May 31, 2020, the cumulative expenses subject to recapture amounted to $827,220, of which $333,466 expires May 31, 2021, $275,248 expires May 31, 2022 and $218,506 expires May 31, 2023.

Distributor – The distributor of the Fund is Northern Lights Distributors, LLC (the “Distributor”).

In addition, certain affiliates of the Distributor provide services to the Fund as follows:

Gemini Fund Services, LLC (“GFS”) – GFS, an affiliate of the Distributor, provides administration, fund accounting and transfer agent services to the Fund. Pursuant to separate servicing agreements with GFS, the Fund pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Fund. Certain officers of the Trust are also officers of GFS and are not paid any fees directly by the Fund for servicing in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”) – NLCS, an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

Essential 40 Stock Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
May 31, 2020

Blu Giant, LLC (“Blu Giant”) – Blu Giant, an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Fund.

On February 1, 2019, NorthStar Financial Services Group, LLC, the parent company of GFS and its affiliated companies including NLD, NLCS and Blu Giant (collectively, the “Gemini Companies”), sold its interest in the Gemini Companies to a third party private equity firm that contemporaneously acquired Ultimus Fund Solutions, LLC (an independent mutual fund administration firm) and its affiliates (collectively, the “Ultimus Companies”). As a result of these separate transactions, the Gemini Companies and the Ultimus Companies are now indirectly owned through a common parent entity, The Ultimus Group, LLC.

5.	AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION – TAX BASIS

The identified cost of investments in securities owned by the Fund for federal income tax purposes and its respective gross unrealized appreciation and depreciation at May 31, 2020, were as follows:

	Gross Unrealized	Gross Unrealized	Net Unrealized
Tax Cost	Appreciation	(Depreciation)	Depreciation
$37,984,070	$2,966,980	$(5,743,155)	$(2,776,175)

6.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions paid during the following fiscal years was as follows:

	Fiscal Year Ended	Fiscal Year Ended
	May 31, 2020	May 31, 2019
Ordinary Income	$499,386	$401,396

As of May 31, 2020, the components of accumulated earnings/ (deficit) on a tax basis were as follows:

Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
Income	Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
$275,368	$—	$—	$(1,535,189)	$—	$(2,776,175)	$(4,035,996)

The difference between book basis and tax basis undistributed net investment income, accumulated net realized losses, and unrealized depreciation from investments is primarily attributable to the tax deferral of losses on wash sales, and adjustments for partnerships.

At May 31, 2020, the Fund had capital loss carry forwards for federal income tax purposes available to offset future capital gains, and utilized capital loss carry forwards as follows:

Non-
Expiring	Non-Expiring		CLCF
Short-Term	Long-Term	Total	Utilized
$327,091	$1,208,098	$1,535,189	$513,991

Permanent book and tax differences, primarily attributable to the book/tax basis treatment of non-deductible expenses resulted in reclassifications for the Fund for the fiscal year ended May 31, 2020 as follows:

Paid In Capital	Accumulated Earnings (Losses)
$(24)	$24

Essential 40 Stock Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
May 31, 2020

7.	CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of the Fund creates presumption of the control of the Fund, under section 2[a] 9 of the Act. As of May 31, 2020, LPL Financial Holdings, Inc. (“LPL”) and TD Ameritrade held 36.47% and 30.04% of the voting securities of Class I, respectively. The Fund has no knowledge as to whether all or any portion of the shares owned of record by LPL and TD Ameritrade are also beneficially owned.

8.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Northern Lights Fund Trust II

and the Class I Shareholders of Essential 40 Stock Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Essential 40 Stock Fund (the Fund), a separate series of Northern Lights Fund Trust II, as of May 31, 2020, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, including the related notes, and the financial highlights for each of the five years in the period then (collectively, the financial statements). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of May 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of May 31, 2020, by correspondence with the custodians and brokers. We believe that our audits provide a reasonable basis for our opinion.

/s/ RSM US LLP

We have served as the auditor to one or more of KKM Financial, LLC advised investment companies since 2015.

Denver, Colorado

July 30, 2020

FACTORS CONSIDERED BY THE TRUSTEES IN APPROVAL OF THE RENEWAL OF THE INVESTMENT ADVISORY AGREEMENT

At a Regular meeting (the “Meeting”) of the Board of Trustees (the “Board”) of Northern Lights Fund Trust II (the “Trust”) held on April 22, 2020, the Board, including the disinterested Trustees (the “Independent Trustees”), considered the renewal of the Investment Advisory Agreement between the Trust, on behalf of the Essential 40 Stock Fund (“Essential 40”) and KKM Financial, LLC (“KKM Financial”), (the “KKM Advisory Agreement”).

Based on their evaluation of the information provided by KKM Financial, in conjunction with Essential 40’s other service providers, the Board, by a unanimous vote (including a separate vote of the Independent Trustees), approved the renewal of the KKM Advisory Agreement with respect to Essential 40.

In advance of the Meeting, the Board requested and received materials to assist them in considering the KKM Advisory Agreement. The materials provided contained information with respect to the factors enumerated below, including the KKM Advisory Agreement, a memorandum prepared by the Trust’s outside legal counsel discussing in detail the Trustees’ fiduciary obligations and the factors they should assess in considering the continuation of the KKM Advisory Agreement and comparative information relating to the advisory fee and other expenses of Essential 40. The materials also included due diligence materials relating to KKM Financial (including due diligence questionnaires completed by KKM Financial, select financial information of KKM Financial, bibliographic information regarding Essential 40’s key management and investment advisory personnel, and comparative fee information relating to Essential 40) and other pertinent information. At the Meeting, the Independent Trustees were advised by counsel that is experienced in Investment Company Act of 1940 matters and that is independent of fund management and met with such counsel separately from fund management.

The Board then reviewed and discussed the written materials that were provided in advance of the Meeting and deliberated on the renewal of the KKM Advisory Agreement. The Board relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the KKM Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Board were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the KKM Advisory Agreement. In considering the renewal of the KKM Advisory Agreement, the Board reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below.

Nature, Extent and Quality of Services. During the discussions with KKM Financial, the Board reviewed materials provided by KKM Financial relating to the KKM Advisory Agreement, including a description of the manner in which investment decisions are made and executed and a review of the professional personnel performing services for Essential 40 including the individuals that primarily monitor and execute the investment process. The Board discussed and noted they had met KKM Financial previously and were familiar with KKM Financial’s ability to manage a fund as well as its commitment to Essential 40. The Board then discussed the extent of KKM Financial’s research capabilities, the quality of its compliance infrastructure and the experience of its fund management personnel. The Board considered KKM Financial’s specific responsibilities in all aspects of the day-to-day management of Essential 40 and concluded that KKM Financial’s personnel have the qualifications and expertise to manage Essential 40. The Board also noted that KKM Financial continued to be committed to the investment strategy put in place for Essential 40 in 2017. Additionally, the Board received responses from the representatives of KKM Financial with respect to a series of important questions, including: whether KKM Financial is involved in any lawsuits or pending regulatory actions; whether the management of other accounts conflicts with its management of Essential 40; and whether KKM Financial has procedures in place to adequately allocate trades among its respective clients.

The Board also reviewed the descriptions provided by KKM Financial of its practices for monitoring compliance with Essential 40’s investment limitations, noting that KKM Financial’s chief compliance officer would continually review the portfolio managers’ performance of their duties with respect to Essential 40 to ensure compliance under KKM Financial’s compliance program. The Board then reviewed the capitalization of KKM Financial based on financial information and other materials provided by and discussed with KKM Financial and concluded that KKM Financial was sufficiently well-capitalized, or that its control person had the ability to make additional contributions in order to meet its obligations to Essential 40. The Board discussed KKM Financial’s compliance structure and broker selection process and engaged in a discussion with the Trust’s chief compliance officer regarding KKM Financial’s business practices. The Board noted that the CCO of the Trust continued to represent that KKM Financial’s policies and procedures were reasonably designed to prevent violations of applicable securities laws. The Board also noted KKM Financial’s representation that the prospectus and statement of additional information for Essential 40 accurately describe the investment strategies of Essential 40. The Board concluded that KKM Financial had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures necessary to perform its duties under the KKM Advisory Agreement with respect to Essential 40 and that the nature, overall quality and extent of the management services to be provided by KKM Financial were satisfactory.

Performance. The Board discussed the reports prepared by Broadridge and reviewed the performance of Essential 40 as compared to its peer group, Morningstar category and benchmark for the one year, three year, five year and since inception periods ended March 31, 2020. The Board noted that performance for the one year period reflected Essential 40’s current strategy while performance for longer periods primarily reflected the performance of the Fund under its previous investment strategy. Accordingly, the Board focused its review on the performance of Essential 40 after the investment strategy change and discussed the performance of Essential 40 for the one year period since the strategy change and found Essential 40 to be more comparable to its peers and to have performed in line with the Index that it seeks to track. After further discussion, the Board concluded that the current strategy should result in improved longer-term performance over time.

Fees and Expenses. As to the costs of the services to be provided by KKM Financial, the Board discussed the comparison of advisory fees and total operating expense data and reviewed Essential 40’s advisory fee and overall expenses compared to its peer group and Morningstar category as presented in the Broadridge Report. The Board noted that the advisory fee was below the peer group median and Morningstar category median. The Board also reviewed the contractual arrangements for Essential 40, which stated that KKM Financial had agreed to waive or limit its advisory fee and/or reimburse expenses at least until September 30, 2021, in order to limit net annual operating expenses, exclusive of certain fees, so as not to exceed 0.70% of Essential 40’s average net assets for Class I shares, and found such arrangements to be beneficial to shareholders. The Board concluded that the expense cap for Essential 40 was in the best interest of shareholders. It was the consensus of the Board that, based on KKM Financial’s experience and expertise, and the services provided by KKM Financial to Essential 40, that the advisory fee charged by KKM Financial was not unreasonable.

Profitability. The Board also considered the level of profits that could be expected to accrue to KKM Financial with respect to Essential 40 based on breakeven and profitability reports and analyses reviewed by the Board and the selected financial information provided by KKM Financial. The Board noted that KKM Financial continues to subsidize Essential 40 and concluded that anticipated profits from KKM Financial’s relationship with Essential 40 were not excessive.

Economies of Scale. As to the extent to which Essential 40 will realize economies of scale as it grows, and whether the fee levels reflect these economies of scale for the benefit of investors, the Board discussed KKM Financial’s expectations for growth of Essential 40. After consideration, the Board concluded that any material economies of scale would not be achieved in the near term.

Conclusion. The Board relied upon the advice of counsel, and their own business judgment in determining the material factors to be considered in evaluating the KKM Advisory Agreement and the weight to be given to each such factor. Accordingly, having requested and received such information from KKM Financial as the Trustees believed to be reasonably necessary to evaluate the terms of the KKM Advisory Agreement, and as assisted by the advice of independent counsel, the Board, including a majority of the Independent Trustees, determined that, with respect to the KKM Advisory Agreement, (a) the terms of the KKM Advisory Agreement are reasonable; (b) the advisory fee is reasonable; and (c) the KKM Advisory Agreement is in the best interests of Essential 40 and its shareholders. In considering the approval of the KKM Advisory Agreement, the Board did not identify any one factor as all important, but rather considered these factors collectively and determined that the approval of the KKM Advisory Agreement was in the best interest of Essential 40 and its shareholders. Moreover, the Board noted that each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the KKM Advisory Agreement.

Essential 40 Stock Fund
EXPENSE EXAMPLES (Unaudited)
May 31, 2020

As a shareholder of the Essential 40 Stock Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from December 1, 2019 through May 31, 2020.

Actual Expenses

The “Actual” column in the table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” column in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as front-end or contingent deferred sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Hypothetical
			Actual		(5% return before expenses)

	Fund’s	Beginning	Ending	Expenses	Ending	Expenses
	Annualized	Account Value	Account Value	Paid During	Account Value	Paid During
Class I	Expense Ratio	12/1/2019	5/31/2020	Period*	12/1/2019	Period*
Essential 40 Stock Fund	0.70%	$1,000.00	$911.10	$3.34	$1,021.50	$3.54

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period December 1, 2019 through May 31, 2020 (183) divided by the number of days in the fiscal year (366).

Essential 40 Stock Fund
SUPPLEMENTAL INFORMATION (Unaudited)
May 31, 2020

The Trustees and the officers of the Trust are listed below with their present positions with the Trust and principal occupations over at least the last five years. The business address of each Trustee and Officer is 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246. All correspondence to the Trustees and Officers should be directed to c/o Gemini Fund Services, LLC, P.O. Box 541150, Omaha, Nebraska 68154.

Independent Trustees

Name and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee***	Other Directorships held by Trustee During the Past Five Years
Thomas T. Sarkany 1946	Trustee Since October 2011	President, TTS Consultants, LLC (financial services) (since 2010).	1	Director, Aquila Distributors; Trustee, Arrow ETF Trust; Trustee, Arrow Investments Trust; Trustee, Northern Lights Fund Trust IV
Anthony H. Lewis 1946	Trustee Since May 2011	Chairman and CEO of The Lewis Group USA (executive consulting firm) (since 2007).	1	Director, Member of the Compensation Committee and Member of the Risk Committee of Torotel Inc. (Magnetics, Aerospace and Defense), Trustee, Chairman of the Fair Valuation Committee and Member of the Audit Committee of the Wildermuth Endowment Strategy Fund
Keith Rhoades 1948	Trustee Since May 2011	Retired since 2008.	1	NONE
Randal D. Skalla 1962	Trustee Since May 2011	President, L5 Enterprises, Inc. (financial services company) (since 2001).	1	Board Member, Orizon Investment Counsel (financial services company) (from 2001 to 2017)

5/31/20 – NLII v1

Essential 40 Stock Fund
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
May 31, 2020

Interested Trustees and Officers

Name and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee***	Other Directorships held by Trustee During the Past Five Years
Brian Nielsen** 1972	Trustee Since May 2011	Trustee of Northern Lights Fund Trust II (since 2011); Special Projects Counsel of NorthStar Financial Services Group, LLC (from 2018 to 2019); Secretary of CLS Investments, LLC (from 2001 to 2018); Secretary of Orion Advisor Services, LLC (from 2001 to 2018); Manager (from 2012 to 2015), General Counsel and Secretary (from 2003 to 2018) of NorthStar Financial Services Group, LLC; CEO (from 2012 to 2018), Secretary (from 2003 to 2018) and Manager (from 2005 to 2018) of Northern Lights Distributors, LLC; Director, Secretary and General Counsel of Constellation Trust Company (from 2004 to 2018); CEO (from 2015 to 2018), Manager (from 2008 to 2015), General Counsel and Secretary (from 2011 to 2018) of Northern Lights Compliance Services, LLC; General Counsel and Secretary of Blu Giant, LLC (from 2011 to 2018); Secretary of Gemini Fund Services, LLC (from 2012 to 2018); Manager of Arbor Point Advisors, LLC (from 2012 to 2018); Secretary and General Counsel of NorthStar Holdings, LLC (from 2013 to 2015); Director, Secretary and General Counsel of NorthStar CTC Holdings, Inc. (from 2015 to 2018) and Secretary and Chief Legal Officer of AdvisorOne Funds (from 2003 to 2018).	1	Manager of Northern Lights Distributors, LLC (from 2005 to 2018); Manager of NorthStar Financial Services Group, LLC (from 2012 to 2015); Manager of Arbor Point Advisors, LLC (from 2012 to 2018); Director of Constellation Trust Company (from 2004 to 2018)
Kevin E. Wolf 1969	President Since January 2013	Vice President of The Ultimus Group, LLC and Executive Vice President of Gemini Fund Services, LLC (since 2019), President, Gemini Fund Services, LLC (2012 -2019).	N/A	N/A
Richard Malinowski 1983	Secretary Since January 2018	Senior Vice President and Senior Managing Counsel, Gemini Fund Services, LLC, (since February 2020); Senior Vice President Legal Administration, Gemini Fund Services, LLC (since April 2017); Vice President and Counsel (April 2016 to 2017) and AVP and Staff Attorney (September 2012 to March 2016).	N/A	N/A
Erik Naviloff 1968	Treasurer Since January 2013	Vice President of Gemini Fund Services, LLC (since 2011).	N/A	N/A
Emile R. Molineaux 1962	Chief Compliance Officer and Anti Money Laundering Officer Since May 2011	Senior Compliance Officer and CCO of Various clients of Northern Lights Compliance Services, LLC (since 2011).	N/A	N/A

*	The term of office for each Trustee and Officer listed above will continue indefinitely.

**	Brian Nielsen is an “interested person” of the Trust as that term is defined under the 1940 Act, because of his prior affiliation with Northern Lights Distributors, LLC (the Fund’s Distributor).

***	As of May 31, 2020, the Trust was comprised of 20 active portfolios managed by unaffiliated investment advisers. The term “Fund Complex” applies only to the Fund, and not to any other series of the Trust. The Fund does not hold itself out as related to any other series within the Trust for investment purposes, nor does it share the same investment adviser with any other series.

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-844-767-3863.

5/31/20 – NLII v1

Privacy Policy

Rev. May 2019

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST II (“NLFT II”) DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
	● Social Security number ● Employment information ● Account balances	● Account transactions ● Income ● Investment experience
When you are no longer our customer, we continue to share your information as described in this notice.
How?	All financial companies need to share a customer’s personal information to run their everyday business - to process transactions, maintain customer accounts, and report to credit bureaus. In the section below, we list the reasons financial companies can share their customer’s personal information; the reasons NLFT II chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does NLFT II share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	Yes	No
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-402-493-4603

Who we are
Who is providing this notice?	Northern Lights Fund Trust II
What we do
How does NLFT II protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does NLFT II collect my personal information?	We collect your personal information, for example, when you
	● open an account ● give us your income information ● provide employment information	● provide account information ● give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can’t I limit all sharing?

Federal law gives you the right to limit only

●    sharing for affiliates’ everyday business purposes—information about your creditworthiness

●    affiliates from using your information to market to you

●    sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust II has no affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● NLFT II does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products and services to you. ● Our joint marketing partners include other financial service companies.

How to Obtain Proxy Voting Information

Information regarding how the Fund votes proxies relating to portfolio securities during the most recent 12-month period ending June 30th as well as a description of the policies and procedures that the Fund used to determine how to vote proxies is available without charge, upon request, by calling 1-844-767-3863 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain 1st and 3rd Fiscal Quarter Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, within sixty days after the end of the period. Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. The information on Form N-PORT is available without charge, upon request, by calling1-844-767-3863.

Investment Adviser
KKM Financial LLC
141 W. Jackson Blvd, Suite 1711
Chicago, IL 60604

Administrator
Gemini Fund Services, LLC
4221 North 203rd street, Suite 100
Elkhorn, NE 68022

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;
(3)	Compliance with applicable governmental laws, rules, and regulations;
(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and
(5)	Accountability for adherence to the code.

(c)        Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a) The Registrant’s board of trustees has determined that Keith Rhoades is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Rhoades is independent for purposes of this Item.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

2020 - $ 13,750

2019 - $ 13,500

(b)	Audit-Related Fees

2020 - None

2019 - None

(c)	Tax Fees

2020 - $ 3,000

2019 - $ 3,000

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

2020 - None

2019 - None

(e)	(1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee

                                                                 2020                         2019

Audit-Related Fees:             0.00%                       0.00%

Tax Fees:                               0.00%                        0.00%

All Other Fees:                     0.00%                        0.00%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2020 - $ 3,000

2019 - $ 3,000

(h)        The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. See Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies. Not applicable.

Item 13. Exhibits.

(a)(1) Code of Ethics herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust II

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Principal Executive Officer/President

Date 8/5/20

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Principal Executive Officer/President

Date 8/5/20

By (Signature and Title)

/s/ Erik Naviloff

Erik Naviloff, Principal Financial Officer/Treasurer

Date 8/5/20